SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549


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                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



                               August 13, 1998
                      ---------------------------------
                      (Date of Earliest Event Reported)



                           Pennichuck Corporation
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           (Exact name of registrant as specified in its charter)




        New Hampshire                0-18552                   02-0177370
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(State or other jurisdiction  (Commission File Number)       (IRS Employer
      of incorporation)                                  Identification Number)



               Four Water Street, Nashua, New Hampshire 03060
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        (Address of principal executive offices, including Zip Code)



                               (603) 882-5191
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            (Registrant's telephone number, including area code)



                               FORM 8-K REPORT


Item 5. Other Events
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This Report on Form 8-K is made by Pennichuck Corporation ("Registrant")
pursuant to Item 5 of the instructions. On August 13, 1998, the Company announced that its Board of Directors approved a three for two stock split to be effected in the form of a stock dividend. The additional common shares ($1.00) par value to be issued will be distributed on September 1, 1998 to shareholders of record on August 18, 1998.


                              LIST OF EXHIBITS

28.1 Press Release -- "Pennichuck Announces Stock Split"


                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


                                       Pennichuck Corporation
                                       ----------------------
                                            (Registrant)



August 19, 1998                        /s/ Charles J. Staab
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    Date                               Charles J. Staab, Vice President,
                                       Treasurer and Chief Financial Officer